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This Offer Ends 04/04/2007 12:00 Midnight EDT

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If you logged into this site in connection with Accenture's November 2006 dividend payment or the Accenture SCA September 2006 tender offer, you have already created a profile, and will need your existing password to log in. (Your participant PIN number has not changed)

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Accenture SCA Modified Dutch Auction Tender Offer

Welcome: TEST ACCOUNT

System Date
03/07/2007 8:18:27 PM EDT

- Tender Your Shares
- View Your Submitted Tender
- Update your Information
- View the Offer to Purchase Document
- View the Shareholder Instructions
- Change Password
- Logout

Expiration Date
- 04/04/2007 12:00 Midnight New York Time

Offer for Accenture SCA Class I common shares

Accenture SCA	Accenture International SARL
Offer to Redeem for Cash	**Offer to Purchase for Cash**

At a Price not Greater than $33.00 nor Less than $30.50 per Share

This Offer and Withdrawal Rights Will Expire at 12:00 Midnight EDT,
New York City time, on Wednesday, April 4, 2007,
unless the Offer is Extended

If you have questions about the Offer, contact our Information Agent:

Innisfree M&A Incorporated
U.S. Toll Free Telephone No. : +1 (877) 800-5182
Telephone No. for International Collect Calls: +1 (412) 232-3651
Email Address : info@innisfreema.com

To tender your SCA Class I common shares,
click on "Tender Your Shares" in the left-hand menu

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Accenture SCA Modified Dutch Auction Tender Offer

Create Offering Login Account

Participant Pin Number: X1Y2Z3A4
This will be your User ID

Please enter the Participant Pin number you received on your Master Signature Page.

Create Account

Click button to create profile and obtain password.

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Accenture SCA Modified Dutch Auction Tender Offer

Create Offering Login Account

Participant Name: TEST ACCOUNT

Participant Pin Number: X1Y2Z3A4

*** Participant Email Address:**

Address Line 1:
Required

Address Line 2:

City:
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State:
Required (use NA for non USA)

Postal Code:
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Country:
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Telephone Number:
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* This is the email address we have on file for you.
Your Password, confirmation and proceeds statement will be sent to this email address.

Create Account

Click button to create profile and obtain password.

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Successfully Created Login Account

Your login account has been successfully created.

An email has been sent to that includes the password used to login to Accenture's Modified Dutch Auction Tender Offer.

Once you receive your password you may go to the Login Page and login using your Participant Pin Number and emailed password.

If you do not get this email then **please check your JUNK/BULK MAIL FOLDER** as sometimes this email gets caught in spam filters, if still unable to find it then you can Contact Us.

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Accenture SCA Modified Dutch Auction Tender Offer

Welcome: TEST ACCOUNT

System Date
03/07/2007 8:30:25 PM EDT

- Tender Your Shares
- View Your Submitted Tender
- Update your Information
- View the Offer to Purchase Document
- View the Shareholder Instructions
- Change Password
- Logout

Expiration Date
- 04/04/2007 12:00 Midnight New York Time

Update Holder Information

Participant Name	TEST ACCOUNT
Address Line 1	
Address Line 2	
City	
State	
Postal Code	
Country	
Telephone	

Update Holder Information

System Date
03/07/2007 8:22:15 PM EDT

Modify Your Tender
Withdraw Your Tender
View Your Submitted Tender
Update your Information
View the Offer to Purchase Document
View the Shareholder Instructions
Change Password
Logout

Expiration Date
- 04/04/2007 12:00 Midnight New York Time

MASTER SIGNATURE PAGE

Name of Holder : TEST ACCOUNT

Number of Class I Common Shares Registered in Your Name: 5,000

Participant PIN Number: X1Y2Z3A4

NUMBER OF SHARES TENDERED AND PRICE AT WHICH SHARES ARE TENDERED

(Please select one, and only one, of the following two methods and insert the number of shares that you are tendering pursuant to your selection.)

Method 1: Shares Tendered at a Price to be Determined by Accenture SCA and SARL Using the "Modified Dutch Auction" Procedures

(●) BY CHECKING THIS BOX, the undersigned hereby elects to tender the specified number of his or her Class I Common Shares at the Tender Offer Price resulting from the "Modified Dutch Auction" procedure provided for in the Offer. The undersigned acknowledges and agrees that such action will result in him or her receiving a price per Class I Common Share that could be as low as $30.50, the lowest price included in the price range of the Offer or as high as $33.00, the highest price included in the price range of the Offer.

The number of Class I common shares tendered by the undersigned pursuant to this method is 4500 Class I Common Shares **(please insert the number of shares tendered)**, subject to reduction in accordance with the proration provisions of the Offer.

OR

Method 2 : Shares Tendered at Price(s) Selected by the Undersigned

( ) BY CHECKING THIS BOX, the undersigned hereby elects to tender at each price selected below the number of Class I Common Shares indicated opposite such price. The undersigned acknowledges and agrees that any Class I Common Shares that are tendered at a price that is above the Tender Offer Price resulting from the "Modified Dutch Auction" procedure provided for in the Offer will not be redeemed by Accenture SCA or purchased by SARL pursuant to the Offer, that such action could result in none of the undersigned's Class I Common Shares being purchased or redeemed in the Offer and that the number of Class I Common Shares tendered at each price at or below the Tender Offer Price is, in each case, subject to reduction in accordance with the proration provisions of the Offer.

(Please insert the amount of shares that you wish to tender at each price. Please note that you may not tender the same shares at more than one price. You may, however, specify one price for a specified portion of your shares and one or more different prices for one or more other specified portions of your shares. To ensure that you do not tender the same shares at more than one price, please make sure that the total number of shares tendered at all prices does not exceed the number of shares that are registered in your name as indicated above.)

$33.00:		Class I Common Shares	$31.50:		Class I Common Shares
$32.75:		Class I Common Shares	$31.25:		Class I Common Shares
$32.50:		Class I Common Shares	$31.00:		Class I Common Shares
$32.25:		Class I Common Shares	$30.75:		Class I Common Shares
$32.00:		Class I Common Shares	$30.50:		Class I Common Shares
$31.75:		Class I Common Shares			

Continue Tender Modification

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Accenture SCA Modified Dutch Auction Tender Offer

Welcome: TEST ACCOUNT

System Date
03/07/2007 8:22:36 PM EDT

- Modify Your Tender
- Withdraw Your Tender
- View Your Submitted Tender
- Update your Information
- View the Offer to Purchase Document
- View the Shareholder Instructions
- Change Password
- Logout

Expiration Date
- 04/04/2007 12:00 Midnight New York Time

ELECTION FOR REDEMPTION OR PURCHASE*

(Please select one, and only one, of the following two options.)

Redemption

( ) BY CHECKING THIS BOX, the undersigned hereby elects to have his or her Class I Common Shares redeemed by Accenture SCA.

OR

Purchase

(•) BY CHECKING THIS BOX, the undersigned hereby elects to have his or her Class I Common Shares purchased by SARL.

** Please note that your decision to have your Class I Common Shares redeemed by Accenture SCA or purchased by SARL may impact your tax treatment upon the disposition of your shares. Please read carefully the disclosure in the Tender Offer (a copy of which has been delivered to you) under "The Offer—13. U.S. Federal Income Tax Considerations," "The Offer—14. Luxembourg Tax Considerations" and "The Offer—15. Non-U.S. Tax Considerations" for more information.*

Continue Tender Process

Page 2 of 4

Accenture SCA Modified Dutch Auction Tender Offer

Welcome: TEST ACCOUNT

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System Date
03/07/2007 8:22:54 PM EDT

- Modify Your Tender
- Withdraw Your Tender
- View Your Submitted Tender
- Update your Information
- View the Offer to Purchase Document
- View the Shareholder Instructions
- Change Password
- Logout

Expiration Date
- 04/04/2007 12:00 Midnight New York Time

PAYMENT INSTRUCTIONS

(Please select one, and only one, of the following two options. Please note that we will only make payments for shares accepted for redemption or purchase in U.S. dollars.)

Wire Transfer

○ BY CHECKING THIS BOX, the undersigned hereby elects to receive payment for Class I Common Shares of the undersigned that are redeemed or purchased upon the terms and subject to the conditions of the Offer by wire transfer in U.S. dollars to the bank account specified below. The undersigned hereby authorizes and instructs Accenture SCA or SARL, or its duly authorized agent or representative, to make such payment in accordance with the following wire transfer instructions:

US Bank **(please check one box):** ○ Yes ○ No

Name of Account Holder(s):

Name of Receiving Bank:

Address of Receiving Bank:

Account Type **(please check one box):** ○ Checking/Current ○ Savings/Money Market

ABA Routing Number **(for a U.S. bank account):**

Bank Account Number:

Swift Code **(for a non-U.S. bank account):**

Name of Intermediary Bank:

Swift Code of Intermediary Bank:

IBAN Number:

Special Instructions:

OR

Check

◉ BY CHECKING THIS BOX, the undersigned hereby elects to receive payment for Class I Common Shares of the undersigned that are redeemed or purchased upon the terms and subject to the conditions of the Offer by check payable in U.S. dollars to the undersigned at the address specified below. The undersigned hereby authorizing and instructs Accenture SCA or SARL, or its duly authorized agent or representative, to make such payment to the undersigned at the following address.

Street Address: 1 main st
2nd apartment

City: Braintree

State **(use NA for non U.S.):** MA

Country: USA

Postal Code: 02184

Special Instructions:

Please UPS instructions

Continue Tender Process

Expiration Date
- 04/04/2007 12:00 Midnight New York Time

SIGNATURE

If the undersigned has elected to have Class I Common Shares redeemed by Accenture SCA: the undersigned hereby executes and delivers the Notice of Election for Redemption of which this Master Signature Page forms a part and agrees to the terms and conditions thereof. The undersigned further authorizes Accenture SCA or any of its affiliates or agents to provide a copy of any Form W-9, Form-8BEN or any substitute form that he or she has previously provided Accenture SCA or any of its affiliates or agents to any person acting on behalf of Accenture SCA in connection with the Offer, including the Paying Agent.

If the undersigned has elected to have Class I Common Shares purchased by SARL: the undersigned hereby executes and delivers the Share Purchase Agreement of which this Master Signature Page forms a part and agrees to the terms and conditions thereof. The undersigned further authorizes SARL or any of its affiliates or agents to provide a copy of any Form W-9, Form-8BEN or any substitute form that he or she has previously provided SARL or any of its affiliates or agents to any person acting on behalf of SARL in connection with the Offer, including the Paying Agent.

Signature of Holder

(You must complete the following signature block.)

Name:	Test Account	Telephone:	7819301234
Signature:	____________________ (for manual execution only)	Location:	boston
Password:	(for electronic execution only)	Date:	03/07/2007

Submit Tender

Attestation of Signature for Residents of Australia

(The following signature blocks must be completed only if you are a resident of Australia and are manually executing and delivering this Master Signature Page.)

Witness:		***Witness:***	
Signature:	____________________	Signature:	____________________
Name:	____________________	Name:	____________________
Occupation:	____________________	Occupation:	____________________
Address:	____________________	Address:	____________________
	____________________		____________________
	____________________		____________________

Accenture SCA Modified Dutch Auction Tender Offer

Welcome: TEST ACCOUNT

System Date
03/07/2007 8:31:07 PM EDT

- Tender Your Shares
- View Your Submitted Tender
- Update your Information
- View the Offer to Purchase Document
- View the Shareholder Instructions
- Change Password
- Logout

Expiration Date
- 04/04/2007 12:00 Midnight New York Time

Existing Master Signature Pages Tendered By X1Y2Z3A4

Tender Date	Confirmation Number	PIN Number	Tender Total	Status	Print Master Signature Page

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Obtain Documents

To obtain documents relating to this offer, please contact:

The Information Agent:

Innisfree M&A Incorporated

501 Madison Avenue
19th Floor
New York, NY 10022
US Calls +1 (877) 800-5182
International Calls +1 (412) 232-3651
info@innisfreema.com

Click here to obtain Master Signature Page

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Accenture SCA Modified Dutch Auction Tender Offer

Welcome: TEST ACCOUNT

System Date
03/07/2007 8:29:07 PM EDT

- Tender Your Shares
- View Your Submitted Tender
- Update your Information
- View the Offer to Purchase Document
- View the Shareholder Instructions
- Change Password
- Logout

Expiration Date
- 04/04/2007 12:00 Midnight New York Time

Change Your Password

Current Password:

New Password:

Confirm Password:

Change Password

Contact Us | Obtain Docs | Back | Forward

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Accenture SCA Modified Dutch Auction Tender Offer

Welcome: TEST ACCOUNT

System Date

03/08/2007 12:06:35 AM EDT

- Modify Your Tender
- Withdraw Your Tender
- View Your Submitted Tender
- Update your Information
- View the Offer to Purchase Document
- View the Shareholder Instructions
- Change Password
- Logout

Expiration Date

- 04/04/2007 12:00 Midnight New York Time

Electronic Master Signature Page Confirmed

Your Electronic Master Signature Page has been confirmed, an email will arrive shortly with a report.

Your confirmation number is